Corporate Presentation
January 2024



LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, including through entering into partnering arrangements, the application of our proprietary platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not have sufficient capital to complete the development processes for our product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Investment Highlights

Validated Proprietary Lip'ral Technology Platform

Enabling Effective Oral Delivery

Curated Clinical Development Focus

LPCN 1154: Fast Acting Oral Antidepressant

LPCN 1148: Unique MOA for Management of Cirrhosis

LPCN 2101: Novel MOA for Treating Women with Active Epilepsy

Exploratory Preclinical CNS Candidates

Value Through Partnering of Non-Core Assets

Testosterone Replacement Therapy: TLANDO® and LPCN 1111

Prevention of Preterm Birth: LPCN 1107

Chronic Liver Disease: LPCN 1144, LPCN 1148

Near-Term Value Events

Q1 2024

LPCN 1148: Topline P2 OLE Results

Q2 2024

LPCN 1154: Topline Pivotal Study Results

Q4 2024

LPCN 1154: Target NDA Filing

Validated Proprietary Lip’ral Technology Platform



Lip’ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Superior Oral Bioavailability
e.g., TLANDO®

Enable Effective Oral Delivery
e.g., neuroactive steroids, 17-hydroxyprogesterone caproate

Curated Clinical Development Focus

Oral Neuroactive Steroids (NASs)

Significant Unmet Needs in Central Nervous System Disorders (CNS)

Psychiatry

Depression Disorders: Robust and durable efficacy, fast onset, good tolerability, improved compliance, affordable, and easy access

Neurology

Epilepsy: Novel MOA targeting women with active epilepsy (WWE)

Movement Disorders: No medications developed specifically for essential tremors (ET), only one approved >50 years ago

Targeting Differentiating Value Propositions

LPCN 1154

Oral postpartum depression (PPD) treatment option with high remission and faster onset

LPCN 2101

New MOA for treating women with active epilepsy

Large and growing CNS market



$89 bn
CAGR
9.4%
$166 bn
2021
2028

Lipocine Clinical Development Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2/POC	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Topline Pivotal Study Results Q2, 2024
LPCN 1148 *(Liver Cirrhosis - Hepatic Encephalopathy; Secondary Sarcopenia)*						P2 open label extension in progress
LPCN 2101 *(Women With Epilepsy)*						IND cleared for Phase 2
Neuroactive Steroid *(Exploratory Neurology Indication)*						Pre-IND



LPCN 1154

Oral Brexanolone for Postpartum Depression (PPD)



Postpartum Depression (PPD) and Market Potential

A major depressive disorder within weeks of childbirth

- The prevalence of adolescent-onset PPD is two-folds higher than adult-onset PPD[1]
- Suicide is a leading cause of maternal death in the first year following childbirth[2]
  - Up to 30% of women with PPD experience suicidal ideations[3]
- Critical to prevent harm to mother and infant
- Negative impact on family

Serious Condition in Need of a Highly Effective Fast-Acting Oral Treatment

Estimated patients in the U.S. with PPD[4]



Potential to increase diagnosis for symptomatic women with PPD
3.6M
Pregnancy in the US[5]
~ 600,000
Postpartum Depression[6]
~ 240,000
Diagnosed PPD patients[7]
~60,000
Follow-up care post screening

Zulresso Rx price ~ $35,000+
Zurzuvae Rx price: $15,900

LIPOCINE ENHANCING HEALTH

1. sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO (brexanolone) injection, for intravenous use
2. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
3. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
4. Foster Rosenblatt market research 2023 (Lipocine internal data)
5. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
6. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
7. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5

Limitations of Current Pharmacological Treatment Options for PPD

Patients in need of a highly efficacious, fast-acting, and convenient antidepressant

SSRIs/SNRIs

(Off label use for PPD indication)

Slow onset of antidepressant action – may take 4-6 weeks[1]

Treatment duration – acute for 6–8 weeks, followed by 4–9 months of continuation treatment[2]

Efficacy – low pharmacotherapy response after 6-8 weeks[2]

Low remission post **4-8 weeks** treatment[2]

Tolerability – side effects such as sexual dysfunction and weight gain[3]; side effects upon discontinuation[4]

Injectable Brexanolone

(Bioidentical NAS)

Logistics of 60-hour IV infusion

Inpatient administration

~37% of AEs are related to IV infusion administration errors[5]

Frequent monitoring for excessive sedation

Accessibility challenges: Overnight stays; providers and facility certification; affordability; accommodating mother/child dyad

Zuranolone

(NAS derivative)

14 day treatment duration

Impaired ability to drive[6]

Embryo-fetal toxicity[6]

Remission of 19% at day 3 and 45% remission post **2 weeks** treatment[7]

Dosage modifications needed for concomitant use with CYP3A4 modulators[6]

Tolerability[6]

1. Boesen et al., Epidemiol Psychiatr Sci. 2021; 30, e35, 1-10.
2. Kennedy et al. J Psychiatry Neurosci. 2002 Jul;27(4):269-80.
3. Ferguson JM. Prim Care Companion J Clin Psychiatry. 2001 Feb; 3(1): 22–27.
4. Warner et al. Am Fam Physician. 2006;74(3):449-456
5. FDA Adverse Event Reporting System (FAERS) Public Dashboard as of June 30, 2023
6. Zurzuvae label
7. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9

LPCN 1154: A New Paradigm with Oral Bioidentical NAS for PPD

Robust rapid relief with 3 day treatment

Target Product Candidate Attributes

- Brexanolone is a positive allosteric modulator (PAM) of the $GABA_A$ receptor
- Oral for outpatient use
- No complications with concomitance antidepressant use (CYP3A4 modulators)

Mechanism of Action


GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

Brexanolone Advantage

Symptom relief as early as **24h**[1]	Up to **75% remission** post treatment (60 hours)[2]	Up to **84% response** post treatment (60 hours)[2]

Brexanolone dosing is based on returning women to pre-delivery levels of allopregnanolone[3]

Remission defined as (HAMD-17 score ≤7)
Treatment response as > 50% change from baseline in the HAM-D total score

https://opentext.wsu.edu/psych105nusbaum/chapter/substance-use-and-abuse/

1. Zulresso label
2. sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO)
3. Brexanolone Briefing Book, November 2, 2018

Pilot PK Bridge Study Results

Dosing regimen identified for confirmatory PK study

Comparative Exposure

PK Parameter	Ratios (%) of geometric mean LPCN 1154 vs IV brexanolone	
	DR 1 vs IV 60 µg*	DR 2 vs IV 90 µg
AUC_{∞}	98%	83%
C_{max}	114%	79%

Showed comparable PK exposure to both efficacious doses of IV Brexanolone

Safety and Tolerability

- LPCN 1154 was well-tolerated
- All AEs were mild or moderate in severity
  - AEs were similar across trial arms
  - Majority (63%) AEs were venipuncture site pain (PK draws) or venipuncture site reactions (IV infusions)
- No Serious Adverse Events were observed
- No hypoxia or sedation-related adverse events were observed
- No concerning safety signals related to vital signs were observed throughout the study
- No dropouts - all participants completed all dosing periods

*Interpolated from 90 µg/kg/hr IV infusion data
60 µg and 90 µg refer to the maximum dose in the IV regimen (60 µg /kg/hr and 90 µg /kg/hr)

LPCN 1154 Status

Streamlined pathway to NDA submission goal in 2024

Pilot PK Bridge Study	PK Pivotal Study	NDA Filing
Positive Topline Results Established feasibility of multidose oral administration of LPCN 1154	Confirmatory trial to establish efficacy for NDA submission*	Expected to be the first oral brexanolone
Completed	Q2 2024 Topline Results	Q4 2024 Target

- Following positive results from the pilot PK bridge study, Lipocine completed a successful meeting with the FDA
- FDA agreed on the acceptance criteria for the pivotal study which enables advancement of LPCN 1154 for postpartum depression (PPD)
- Scaled up "to be marketed formulation" is currently being tested in clinic to de-risk planned pivotal study

*Labeling studies may be needed for NDA submission

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Secondary Sarcopenia (SS)



Validated Overt HE Market Potential

US Diagnosed Decompensated Cirrhosis Patients[1]
(382,000)

Decompensated Men with Cirrhosis[2]
(229,000)

Diagnosed HE[3]
(149,518)

Market Size*
> $1B

Rifaximin for Reduction in Risk of OHE Recurrence

- Rifaximin (Xifaxan®) is used to prevent episodes of HE by stopping the growth of bacteria that produce toxins that may worsen HE
- Approval based on reduction in breakthrough HE events: 22.1% of patients with breakthrough HE events in rifaximin group, vs 45.9% in placebo group ($p<0.001$)[1]
- Xifaxan (550 mg tablet) **sales > $1B in 2021**
- LPCN1148 could be used **in combination with Xifaxan** background therapy for a greater effect on the prevention of breakthrough HE

1. Sepanlou. Lancet. 2017
2. Census International Database
3. Delveinsight Hepatic Encephalopathy Market Insights, Epidemiology, and Market Forecast—2032

*Assuming $22,000 per year

Current Standard of Care & Unmet Needs in OHE

Limited options - significant enduring medical need

Current Standard of Care

Overt HE[1]

- First Line: Lactulose or Lactitol
- Refractory Patients: IV or Oral Amino Acids
- Alternative/Add On: Antibiotics

Reduction of OHE Recurrence Risk[1]

- First Line: Lactulose or Lactitol
- Add On to 1st Line: Rifaxamin
- Transplantation

Key Unmet Needs

Significant Mortality	High Recurrence Rate	Low Tolerability

Overt HE patients have significant near-term morbidity and mortality[2]

Lactulose/lactitol and rifaximin are used in the prevention of overt HE, however many patients have recurrent episodes on these therapies[3]

Adherence to lactulose / lactitol is hindered by its tolerability profile, which can include nausea, vomiting, and gastrointestinal adverse events [4,5]

1. Vilstrup. Hepatology. 2014 2.Bajaj. Clin Gastroenterol Hepatol. 2017. 3. Hudson. Eur J Gastroenterol Hepatol. 2019
4. Lactulose Package Insert, 5. Lactitol Package Insert

LPCN 1148: A Blockbuster Opportunity

Product Candidate Attributes

Oral androgen receptor agonist

Dosage form comprising testosterone dodecanoate, a unique prodrug of an endogenous hormone

Targeted Mechanism of Action

Anabolic[1]

Increase muscle mass and strength[2]; Reduce fat mass[3]; Increase bone density[4]; Inhibit myostatin[5]; Improve appetite and nutritional status*

Ammonia Lowering

Via improved liver health[6] and muscle disorders[7]; Antibacterial[8]

Androgenic

Induce hematopoiesis[9]; Improve endocrine/sexual dysfunction[10]

1. Gentile MA et al., J Mol Endocrine 2010
2. Sinclair et al., J Gastroenterol Hepatol 2016
3. Bhasin, Clin Infect Dis 2003
4. Snyder et al., JAMA Intern Med 2017
5. Dasarathy and Merli, J Hepatol 2016
6. Kenston et al., J Gastro Hep 2018
7. Di Cola et al., J Clin Med 2022
8. Jin et al., J Microbiol Biotechnol 2021
9. Basaria and Dobbs, Androgens and the Hematopoietic System. In: Bagatell, C.J., (ed) Androgens in Health and Disease, 2003
10. Rizk et al., Curr Opin Urol 2017

*individual's health condition as it is influenced by the intake and utilization of nutrients

Primary Endpoint Met

LPCN 1148 therapy resulted in a significant increase in L3-SMI at week 24

L3-SMI Change from Baseline

Timepoint	LPCN 1148 (N=15)	Placebo (N=10)	P-value	
			1148 CFB	1148 vs. Placebo
Baseline (cm^2/m^2)	47.8 (1.8)	45.8 (2.3)	N/A	NS
Week 24 CFB (cm^2/m^2)	+3.62 (0.93)	- 0.74 (1.14)	<0.001	0.007

LS mean (SE). CFB – Change from baseline

L3-SMI Absolute Change from Baseline



Week 12
Week 24
*, †
†
2.64
0.84
3.62
-0.74
Change in L3-SMI (cm²/m²)
6
5
4
3
2
1
0
-1
-2
-3
LPCN 1148
Placebo
N
14
9
15
10

LS mean (SE), †P<0.05 for change from baseline; * P=0.007 vs. placebo

LPCN 1148 Efficacy

Recurrence of Overt HE was decreased with LPCN 1148

Parameter	LPCN 1148 (N=15)	Placebo (N=14)
Total decompensation events	7	10
Total decompensation events > Grade 1	6	10
Hepatic encephalopathy events	3	6
HE > Grade 1	2*	6
Recurrence of HE > Grade 1	1*	6
Time to first recurrence of HE > Grade 1 (days)	115	36**

CTCAE grade; *P<0.05 vs. placebo. **Mean value

LPCN 1148 Efficacy

LPCN 1148 produced trends in improvement in other secondary end-points

Parameter	LPCN 1148	Placebo
Deaths (n)	0	1
Days in hospital (total)	54	117
Length of hospital stay (median, days)	3	5
6 min walk test (feet)*	+270	-16
EncephalApp Stroop Test (total time, seconds)*	-4.8	+13.8

*mean change from baseline, LOCF

LPCN 1148 Safety

Overall LPCN 1148 was well tolerated

Parameter	LPCN 1148 (N=15)		Placebo (N=14)	
	#	n	#	n
Total AE events	33	8	36	10
Serious AE events	15	5	16	5
Severe AE events	6	4	10	4

- Administration of LPCN 1148 was well tolerated in this end-stage population, with rates and severities of adverse events (AEs) similar to those within the placebo group
- Fewer days in the hospital with 1148 therapy
- No cases of drug-induced liver injury

LPCN 1148: A Novel Approach for the Prevention of OHE

Key takeaways

- **Blockbuster** opportunity that addresses a significant unmet medical needs with a strong pharmacoeconomic rationale
- **Potential to be a "First in Class" product candidate with a novel MOA**
- **Met primary and relevant clinical endpoints in P2** study with no background therapy restriction
- Potential **mono or add-on therapy** for a greater effect on the prevention of recurrence of overt HE
- **Established development and regulatory pathways**
- **Expanded indication potential**: non-cirrhotic NASH, prevention of any decompensation event, sarcopenia in end-stage diseases e.g. cirrhosis, end-stage renal disease (ESRD)

Value Through Partnering of Non-Core Assets

Unlocking Value Through Partnering

Why Partnering?

- Enables focus on CNS opportunities
- Candidate advancement
- Risk diversification
- Potential for non-dilutive financing
- Improved resource management

Assets for Partnering


Development Candidate (Indication)
Pre-Clinical
Phase 1
Phase2/POC
Pivotal
Approved
TLANDO®
(Testosterone Replacement Therapy)
LPCN 1111
(Once Daily Testosterone Replacement Therapy)
LPCN 1107
(Prevention of Preterm Birth)
LPCN 1144
(Non-Cirrhotic NASH)
LPCN 1148
(Decompensated Liver Cirrhosis)

Appendix

Brexanolone Safety#

Continuous IV Brexanolone Infusion

Post-Market Experience (as of June 30, 2023)
FAERS Database* (n= 207)

- LOC 0 %
- IV infusion administration related AEs ~37%
- Somnolence, sedation ~8%
- Dizziness, presyncope, vertigo ~6%

LPCN 1154 Oral Brexanolone TEAEs

Clinical Study Experience, N=28, 304 Doses**:

- LOC 0%
- Somnolence, sedation 0%
- Dizziness, presyncope, vertigo 0%

*n=207, FAERS database as of June 30, 2023 FDA Adverse Event Reporting System (FAERS) Public Dashboard | FDA
**Lipocine internal data
#Post Zulresso Approval

Cirrhosis: Complications and Recent Trends

Complications

- **Decompensation** events - hepatic encephalopathy, varices, ascites, etc.
- Compromised **liver** function, immunity, and protein synthesis
- **Muscle** & bone disorders including sarcopenia
- Cachexia, malnutrition, and weight loss
- Symptoms of hypogonadism
- Increased inflammation
- Portal hypertension

Recent Trends

- Occurrence of cirrhosis and related deaths are on the rise
- In the US between 1999 and 2019, greater than three-fold increase in deaths from alcoholic cirrhosis was observed[1]
- Hepatitis C virus (HCV) infection remains the leading cause of global deaths related to cirrhosis, followed by alcohol-associated liver disease [2]
- In the Americas, the dominant cause of cirrhosis is shifting from viral hepatitis to NAFLD and alcohol-associated liver disease[2]
- The global burden of cirrhosis associated with non-alcoholic fatty liver disease (NAFLD) has increased substantially in the past decade[2]
- There are more people who need a liver transplant than the supply available[3]

1. Termeie et al, The American Journal of Medicine, May 2022.
2. Huang et. al, Natures reviews gastroenterology and hepatology, March 2023
3. American Liver Foundation.

LPCN 1148: Study Design

- Two-arm (1:1 randomization, N=29)
  - Oral LPCN 1148, T dodecanoate vs. Placebo
  - Standard of care treatments/therapies allowed
- 24-week placebo-controlled
  - Followed by 28-week open-label extension (OLE)
  - All subjects receive LPCN 1148 during OLE


SCREENING
TREATMENT: 52 WEEKS
FOLLOW-UP: 2 Weeks
Placebo-Controlled
Single-Arm
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
CT
CT
24-Week Analysis
CT
CT
52-Week Analysis
End of Study

Baseline Characteristics

Generally well-balanced between treatment arms

	LPCN 1148 (N=15)	Placebo (N=14)
Age (years)	58.3 ± 7.5	58.8 ± 9.5
BMI (kg/m^2)	29.2 ± 5.3	29.0 ± 8.6
L3-SMI (cm^2/m^2)	47.8 ±7.0	44.8 ± 8.5
MELD Score	15.9 ± 3.7	18.1 ± 4.6
Medical History		
≥ 1 Decompensation Event#	14 (93%)	14 (100%)
≥ 2 Decompensation Event	13 (87%)	12 (86%)
Hepatic Encephalopathy (HE)	11 (73%)	11 (79%)
Medical Therapy for HE*	11 (100%)	10 (91%)
Ascites	11 (73%)	10 (71%)
Esophageal Varices	8 (53%)	8 (57%)


LPCN 1148
Placebo
Etiology
Alcohol
NASH
PSC
Hepatitis C
ALD + Hepatitis C

Safety set
Decompensation events include esophageal varices, ascites, hepatic encephalopathy, portal hypertension, and spontaneous bacterial peritonitis
*Medical therapy for HE includes lactulose and/or rifaximin; for those with a medical history of HE. MELD: Model for End-Stage Liver Disease

Observed Hematologic Benefits

LPCN 1148 therapy resulted in significant increase in hemoglobin

Hemoglobin **Timepoint**	LPCN 1148 (N=15)	Placebo (N=14)	P-value	
			Change from Baseline	Vs. Placebo
Baseline (g/dL)	11.39 (0.75)	13.04 (0.8)	N/A	NS
Week 24 CFB (g/dL)	1.20 (0.33)	-0.05 (0.35)	0.001	0.02

LS Mean (SE)

Anemia Status	LPCN 1148 (N=15)	Placebo (N=14)
Anemic at baseline	11 (73%)	7 (50%)
Anemic at W24	7 (47%)	7 (54%)
Resolution	4 (36%)	1 (14%)
New onset	0 (0%)	1 (14%)

More subjects had resolution of anemia* at Week 24

LIPOCINE ENHANCING HEALTH

*Anemia defined as hemoglobin < 13g/dL. Safety set, LOCF One placebo subject had no post-baseline data (liver transplant)